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                                                                         EXHIBIT

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Copelco Capital Funding LLC 99-1:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.



KPMG LLP

New York, New York
March 1, 1999


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